5: Exhibit 32.1

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of East Coast Diversified Corporation (the “Company”) on Form 10-KSB for the year ended April 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Richard Margulies, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Margulies

Richard Margulies
Chief Executive Officer
Dated: August 14, 2007

A signed original of this written statement required by Section 906 has been provided to East Coast Diversified Corporation and will be retained by East Coast Diversified Corporation and furnished to the Securities and Exchange Commission or its staff upon request.